UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 31, 2008

Date of Report (Date of earliest event reported)

ENERGY TRANSFER EQUITY, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	001-32740	30-0108820
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3738 Oak Lawn Avenue

Dallas, TX 75219

(Address of principal executive offices)

(214) 981-0700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On October 31, 2008, Energy Transfer Equity, L.P. (the “Partnership”) issued a press release announcing that Energy Transfer Partners, L.P. had re-affirmed its 2008 EBITDA guidance. In addition, the Partnership announced that its Board of Directors approved a cash distribution for the quarter ended September 30, 2008.

A copy of the press release is set forth in Exhibit 99.1 and is incorporated herein by reference. In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 8.01.	Other Events.

On October 31, 2008, the Partnership issued a press release announcing that ETP had re-affirmed its 2008 EBITDA guidance and announcing the Partnership’s quarterly distribution to unitholders.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act.

Exhibit Number	Description of the Exhibit

Exhibit 99.1	Energy Transfer Equity, L.P. Press Release, dated October 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy Transfer Equity, L.P.

	By:	LE GP, LLC, its general partner

Date: October 31, 2008		/s/ John W. McReynolds
John W. McReynolds President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description of the Exhibit

Exhibit 99.1	Energy Transfer Equity, L.P. Press Release, dated October 31, 2008.